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PRESENTING TODAY:



Rob Buchner
Chief Operating Officer

ROB.BUCHNER@INUVO.COM

OCTOBER 2025 | LD MICRO

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PREDICTIVE AI AUDIENCE DISCOVERY & MEDIA ACTIVATION

NYSE: INUV

SAFE HARBOR STATEMENT / NON-DISCLOSURE

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about expenses, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could cause actual performance or results to differ materially from those expressed in or suggested by forward-looking statements. These statements are based on the current expectations or beliefs of the Company's management and are subject to various known and unknown risks that could cause actual results to differ materially from those described in the forward-looking statements, including, but not limited to, product demand, pricing, market acceptance, changing economic conditions, risks in product and technology development, the effect of the Company's accounting policies, increasing competition, the Company's ability to integrate companies and businesses acquired by it and certain other risk factors, including those that are set forth from time to time in the Company's filings with the United States Securities and Exchange Commission, which may cause the actual results, performance and achievements of the Company to be materially different from any future results, performance and achievements implied by such forward-looking statements.

WHO WE ARE

ABOUT INUVO

An advertising technology business with proprietary, patented AI

Leadership advantage for the privacy-first era

TWO REVENUE STREAMS

Platform Business
Provides in-market consumers to large consolidators of ad demand using proprietary tech

Agencies & Brands
AI-powered campaigns for marketers

PROPRIETARY AI

IntentKey® AI analyzes billions of real-time signals from the open web to uncover intent pathways and create precise, scalable audiences.

19 patents
6 pending

WHO WE SERVE

Brand Marketers

Agencies (Independent + Holdcos)

Partnerships (AdTech & DSPs)

GTM Plan

In 2025, **64% of all U.S. advertising dollars** are funneled through **programmatic platforms.**

PROGRAMMATIC ADVERTISING SPEND BY CHANNEL (U.S. 2025)



Digital Video
$72.40B
Connected TV (CTV)
$26.60B
Social Video
$27.20B
Online Video
$18.60B
Retail Media Networks (RMNs)
$62.80B
Programmatic DOOH
$1.23B
0 10 20 30 40 50 60 70
Projected Spend in 2025 (USD Billions)

Today's programmatic ecosystem is **$220B and growing**

Source: BYYD

THE AD SUPPLY CHAIN IS UNDER ASSAULT



The programmatic spine of legacy buying systems is bending and about to break because they're held together by **rapidly-diminishing consumer IDs.**

The **rise of AI search** is exasperating the flaws of decision making that rely on the harvesting of IDs.

The system is further strained by **privacy regulations and walled gardens** that lock insights inside closed ecosystems.

IntentKey® is the antidote.

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IntentKey®'s Versatility

AUDIENCE DISCOVERY

IntentKey understands what people are reading across the web and builds audience models based on real-time content consumption patterns.

PREDICTIVE MEDIA MIX MODELING

Inuvo's Predictive MMM quantifies the ROI of every marketing channel and external event for smarter budget decisions.

AI-POWERED AD PLACEMENT

When someone matches the audience model, IntentKey instantly activates media to reach them.

INSIGHTS

By analyzing IntentKey signals over time, we uncover insights that shape brand strategy, surface product strengths, and inform creative direction.

The IntentKey® Platform

- Instantly build audience models
- Concepts emerge based on real-time media consumption
- Predictive AI audience discovery, identifying prospects before competitors see them


INTENTKEY PLATFORM
Trending Data
Monthly Model
About
Welcome
Login/Signup
INTENTKEY PLATFORM BY INUVO
Real-Time Audience Modeling
Powered by IntentKey AI
Describe your audience or enter a URL and let IntentKey AI create dynamic audience models tailored to your goals. Our AI provides real-time insights, helping you target smarter.
Describe your audience
Advanced Model Training
Generate Model


Awareness
Engaged
This group encompasses various digital currencies and related technologies. The unique subgroups are:
Main
Estate Planning and Finance

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HOW IT WORKS

IntentKey® connects with audiences by matching concepts to predictive media consumption.

COBRA

Medi-Cal

Open Enrollment

Medicare

United Healthcare

Employee Benefits

Dental Coverage

Affordable Care Act

Pre-Existing Conditions



AI PLACES CTV AD






healthline
Everything You Need to Know About Dental and Oral Health
Keep Your Smile Bright with Better Coverage

AI PLACES DISPLAY AD

Sample Model Only

OUR EDGE

PREDICTIVE MODELING

Finds high-intent audiences based on what people are engaging with now — not who they are.

PRIVACY-BY-DESIGN

Built for today's internet: no pixels, no cookies, no user IDs — ideal for iOS, VPNs, and private browsing.

TARGETING LEVERAGE

Discover and activate tomorrow's customers today, up to a full day before your competitors.

FRICTIONLESS ACTIVATION

Activate models through Deal IDs & push to any major DSP, allowing clients and partners to use their existing buying platforms.

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SAMPLING OF CLIENTS SERVED

We consistently **surpass client goals** by an average of

61%

compared to the competition with a

93%

client retention rate

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NYSE: INUV

NYSE: INUV


REVENUE LEVEL WHERE OPERATING CASH FLOW TURNS POSITIVE
QUARTERLY REVENUE IN MILLIONS
$30
$27
$24
$21
$18
$15
$12
$9
$6
$3
$0
$7.6
$9.2
$12.9
$10.6
$12.6
$16.8
$19.7
$18.6
$22.6
$17.0
$17.3
$11.9
$16.7
$24.6
$20.9
$17.0
$18.2
$22.4
$26.2
$26.7M
$22.7
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24
Q4-24
Q1-25
Q2-25

5-year CAGR of 24% through Q2 2025, $2.1M cash, no debt, and a $10M working capital facility

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THE GROWTH STRATEGY

PATHWAY TO $100M+

42 new IntentKey total clients added YTD with healthy backlog in Platform business

IntentKey self-serve ramp; 34 active self-serve clients with near-100% gross margin potential

GTM Shift
Pursuing upstream budgets, Brand-direct, Self-serve deals

Consultative Sales
Predictive Mixed Media Models to CXOs

Favorable market sentiment for privacy-first, AI solutions

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Rob Buchner
Chief Operating Officer

ROB.BUCHNER@INUVO.COM